                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED JANUARY 14, 2002


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2002-1
                 $750,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $39,474,000 FLOATING RATE CLASS B CERTIFICATES

                                  DISCOVER BANK
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER TRUST
I. THE CERTIFICATES ARE NOT OBLIGATIONS OF DISCOVER BANK OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. DISCOVER BANK MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. DISCOVER BANK WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR DISCOVER BANK AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND DISCOVER BANK.

MORGAN STANLEY
          BANC OF AMERICA SECURITIES LLC
                  DEUTSCHE BANC ALEX. BROWN
                               DRESDNER KLEINWORT WASSERSTEIN

         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2002-1 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES.......................   Discover Card Master Trust I,
                                             Series 2002-1 Floating Rate Class A
                                             Credit Card Pass-Through
                                             Certificates and Discover Card
                                             Master Trust I, Series 2002-1
                                             Floating Rate Class B Credit Card
                                             Pass-Through Certificates.

INTEREST RATE.............................   Class A Certificates:  LIBOR plus
                                             ___% per year.

                                             Class B Certificates:  LIBOR plus
                                             ___% per year.

                                             The trustee will calculate interest
                                             on the certificates on the basis of
                                             the actual number of days elapsed
                                             and a 360-day year.

                                             "LIBOR" will mean the London
                                             interbank offered rate for
                                             one-month United States dollar
                                             deposits, determined two business
                                             days before the start of each
                                             interest accrual period.

INTEREST PAYMENT DATES....................   The 15th day of each month, or the
                                             next business day, beginning in
                                             February 2002.

EXPECTED MATURITY DATES...................   Class A Certificates: January 15,
                                             2005, or the next business day. If
                                             an Amortization Event occurs, the
                                             trust will pay principal monthly
                                             and the final principal payment may
                                             be made before or after January 15,
                                             2005.

                                             Class B Certificates: February 15,
                                             2005, or the next business day. If
                                             an Amortization Event occurs, the
                                             trust will pay principal monthly
                                             and the final payment of principal
                                             may be made either before or after
                                             February 15, 2005. The trust must
                                             generally pay all Class A principal
                                             before it pays any Class B
                                             principal.

                                             An "Amortization Event" is an event
                                             that will cause the trust to begin
                                             repaying principal on a monthly
                                             basis.

SERIES TERMINATION DATE...................   The first business day following
                                             July 15, 2007, or if July 15, 2007
                                             is not a business day, the second
                                             business day following July 15,
                                             2007. The Series Termination Date
                                             is the last day on which the trust
                                             will pay principal on the
                                             certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)..............   The Class B Certificates are
                                             subordinated to the Class A
                                             Certificates, up to a specified
                                             dollar amount, known as the
                                             "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT.............   Initially $98,684,250, which may be
                                             reduced, reinstated or increased
                                             from time to time. The Available
                                             Subordinated Amount will increase
                                             by:

                                             -   $3,947,370 after a Supplemental
                                                 Credit Enhancement Event, if
                                                 Discover Bank has not made an
                                                 Effective Alternative Credit
                                                 Support Election;

                                             -   $35,526,330 after an Effective
                                                 Alternative Credit Support
                                                 Election, if a Supplemental
                                                 Credit Enhancement Event has
                                                 occurred; or

                                             -   $39,473,700 after an Effective
                                                 Alternative Credit Support
                                                 Election, if a Supplemental
                                                 Credit Enhancement Event has
                                                 not occurred.

                                             A "Supplemental Credit Enhancement
                                             Event" will occur the first time
                                             Standard & Poor's Ratings Services
                                             withdraws the long-term debt or
                                             deposit rating of Discover Bank, or
                                             an additional seller, if any, or
                                             reduces this rating below BBB -.

                                             "Effective Alternative Credit
                                             Support Election" will mean an
                                             effective election made by Discover
                                             Bank to change the way in which the
                                             trust allocates finance charge
                                             collections to this Series. To make
                                             this election, Discover Bank must
                                             deposit additional funds into the
                                             cash collateral account discussed
                                             below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)..............   Discover Bank will arrange to have
                                             a cash collateral account
                                             established and funded with
                                             $59,210,550 for the direct benefit
                                             of the Class B investors, the
                                             "Credit Enhancement Account," on
                                             the date the certificates are
                                             issued. The trustee may withdraw
                                             funds from this account to
                                             reimburse the Class B investors for
                                             amounts that would otherwise reduce
                                             their interest in the trust or
                                             affect their interest payments.

                                             The amount on deposit in this
                                             account may decrease or increase on
                                             future Distribution Dates. A
                                             "Distribution Date" is the 15th
                                             calendar day of each month, or the
                                             next business day, beginning in
                                             February 2002.

                                             The maximum amount of Credit
                                             Enhancement as of any Distribution
                                             Date will be:

                                             Before a Supplemental Credit
                                             Enhancement Event or an Effective
                                             Alternative Credit Support Election

                                             -   7.5% of the Series Investor
                                                 Interest as of the end of the
                                                 preceding month, but not less
                                                 than $7,894,740; or

                                             After a Supplemental Credit
                                             Enhancement Event but before an
                                             Effective Alternative Credit
                                             Support Election

                                             -   8.0% of the Series Investor
                                                 Interest as of the end of the
                                                 preceding month, but not less
                                                 than $7,894,740; or

                                             After an Effective Alternative
                                             Credit Support Election

                                             -   12.5% of the Series Investor
                                                 Interest as of the end of the
                                                 preceding month, but not less
                                                 than $7,894,740.

                                             However, if an Amortization Event
                                             has occurred, the maximum amount of
                                             Credit Enhancement will be the
                                             amount on deposit in the Credit
                                             Enhancement Account on the
                                             Distribution Date immediately
                                             before the Amortization Event
                                             occurred.

                                             "Series Investor Interest" will
                                             mean $789,474,000 minus

                                             -   the amount of principal
                                                 collections on deposit for the
                                                 benefit of investors in this
                                                 Series, after giving effect to
                                                 losses of principal on
                                                 investments of these funds,

                                             -   the aggregate amount of
                                                 principal previously paid to
                                                 investors in this Series, and

                                             -   the aggregate amount of
                                                 investor losses resulting from
                                                 accounts in which the
                                                 receivables have been
                                                 charged-off as uncollectible,
                                                 after giving effect to all
                                                 provisions in the Series
                                                 Supplement to reimburse these
                                                 charged-off amounts.

THE RECEIVABLES...........................   The receivables in the Accounts
                                             included in the trust as of January
                                             1, 2002 totaled $36,378,010,801.79.

GROUP EXCESS SPREAD.......................   The certificates initially will be
                                             included in the "Group One" group
                                             of series. The three-month rolling
                                             average Group Excess Spread
                                             Percentage, as defined below, will
                                             be 6.28% for the Distribution Date
                                             in January 2002.

                                             "Group Excess Spread Percentage"
                                             for any Distribution Date is a
                                             percentage calculated by
                                             multiplying:

                                             -   twelve, by

                                             -   an amount for all series in
                                                 Group One equal to

                                                 -  the total amount of finance
                                                    charge collections,
                                                    investment income and other
                                                    similar collections
                                                    allocable to each series for
                                                    the prior calendar month,
                                                    minus

                                                 -  the total amount of interest
                                                    and certain fees payable for
                                                    each series and the amount
                                                    of receivables allocable to
                                                    each series that have
                                                    been charged off as
                                                    uncollectible for the prior
                                                    calendar month;

                                             and then dividing the product by an
                                             amount equal to the sum of all
                                             investor interests for each series
                                             in Group One, in each case for the
                                             Distribution Date.

RATING OF THE INVESTOR CERTIFICATES.......   The trust will only issue the
                                             certificates if Standard & Poor's
                                             has rated the Class A Certificates
                                             "AAA" and the Class B Certificates
                                             at least "A" and Moody's Investors
                                             Service, Inc. has rated the Class A
                                             Certificates "Aaa" and has rated
                                             the Class B Certificates at least
                                             "A2."

ERISA CONSIDERATIONS......................   Discover Bank believes that
                                             employee benefit plans subject to
                                             ERISA may acquire Class A
                                             Certificates; however, advisers to
                                             these plans should consult their
                                             own counsel. Employee benefit plans
                                             subject to ERISA may not acquire
                                             the Class B Certificates.

LISTING...................................   Discover Bank expects to list the
                                             certificates on the Luxembourg
                                             Stock Exchange to facilitate
                                             trading in non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of January 1, 2002, the following five states had the largest receivables balances :

                                                       PERCENTAGE OF TOTAL
                                                            RECEIVABLES
               STATE                                 BALANCE IN THE ACCOUNTS
               -----                                 -----------------------
               California.....................                10.7%
               Texas..........................                 9.1%
               New York.......................                 7.0%
               Florida........................                 6.0%
               Illinois.......................                 5.3%

         CREDIT LIMIT INFORMATION. As of January 1, 2002, the Accounts had the following credit limits:

                                                  RECEIVABLES    PERCENTAGE OF
                                                  OUTSTANDING  TOTAL RECEIVABLES
CREDIT LIMIT                                        (000'S)       OUTSTANDING
------------                                        --------      -----------
Less than or equal to $1,000.00...............    $   351,730          1.0%
$1,000.01 to $2,000.00........................    $ 1,398,942          3.8%
$2,000.01 to $3,000.00........................    $ 1,727,638          4.8%
Over $3,000.00................................    $32,899,701         90.4%
                                                  -----------        ------
  Total.......................................    $36,378,011        100.0%
                                                  ===========        ======

         SEASONING. As of January 1, 2002, 89.5% of the Accounts were at least 24 months old. The ages of Accounts as of January 1, 2002 were distributed as follows:

                                                   PERCENTAGE      PERCENTAGE
          AGE OF ACCOUNTS                          OF ACCOUNTS     OF BALANCES
          ---------------                          -----------     -----------
          Less than 12 Months.................          2.3%           2.6%
          12 to 23 Months.....................          8.2%           8.8%
          24 to 35 Months.....................         10.7%          10.8%
          36 Months and Greater...............         78.8%          77.8%
                                                      ------         -----
                                                      100.0%         100.0%
                                                      ======         =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of January 1, 2002, the Accounts had the following delinquency statuses:

                                                     AGGREGATE
                                                      Balances      PERCENTAGE
                PAYMENT STATUS                        (000'S)       OF BALANCES
                --------------                        -------       -----------
                Current........................     $ 31,114,716        85.5%
                1 to 29 Days...................     $  2,626,829         7.2%
                30 to 59 Days..................     $    870,712         2.4%
                60 to 89 Days..................     $    602,259         1.7%
                90 to 119 Days.................     $    469,235         1.3%
                120 to 149 Days................     $    366,068         1.0%
                150 to 179 Days................     $    328,192         0.9%
                                                    ------------       ------
                                                    $ 36,378,011       100.0%
                                                    ============       ======

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 2001, the following five states had the largest receivables balances:

                                                PERCENTAGE OF TOTAL RECEIVABLES
                                              BALANCE OF DISCOVER CARD PORTFOLIO
                STATE                               AS OF NOVEMBER 30, 2001
                -----                               -----------------------
                California.....................              11.2%
                Texas..........................               8.9%
                New York.......................               7.3%
                Florida........................               6.1%
                Illinois.......................               5.2%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 2001.

         CREDIT LIMIT INFORMATION. As of November 30, 2001, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                                    RECEIVABLES      OF TOTAL
                                                    OUTSTANDING     RECEIVABLES
     CREDIT LIMIT                                     (000'S)       OUTSTANDING
     ------------                                     -------       -----------
     Less than or equal to $1,000.00...........     $   558,409          1.2%
     $1,000.01 to $2,000.00....................     $ 1,874,351          4.1%
     $2,000.01 to $3,000.00....................     $ 2,327,207          5.1%
     Over $3,000.00............................     $41,177,668         89.6%
                                                    -----------        ------
       Total...................................     $45,937,635        100.0%
                                                    ===========        ======

         SEASONING. As of November 30, 2001, 76.5% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 2001 were distributed as follows:

                                                      PERCENTAGE    PERCENTAGE
               AGE OF ACCOUNTS                       OF ACCOUNTS    OF BALANCES
               ---------------                       -----------    -----------
               Less than 12 Months...............        10.6%         12.3%
               12 to 23 Months...................        12.9%         14.0%
               24 to 35 Months...................        12.2%         11.6%
               36 Months and Greater.............        64.3%         62.1%
                                                        ------        ------
                                                        100.0%        100.0%
                                                        ======        ======

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                                YEAR ENDED NOVEMBER 30,
                                        --------------------------------------
                                            2001          2000        1999
                                            ----          ----        ----
          Aggregate Monthly Yields
              Excluding Recoveries         15.95%        16.34%       17.48%
              Including Recoveries         16.62%        16.97%       18.26%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 2001, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                  AGGREGATE
                                                  BALANCES       PERCENTAGE
  PAYMENT STATUS                                   (000'S)       OF BALANCES
  --------------                                 -----------     -----------
  Current..................................      $ 39,606,320       86.3%
  1 to 29 Days.............................      $  3,106,586        6.8%
  30 to 59 Days............................      $  1,049,331        2.3%
  60 to 89 Days............................      $    754,258        1.6%
  90 to 119 Days...........................      $    568,381        1.2%
  120 to 149 Days..........................      $    473,135        1.0%
  150 to 179 Days..........................      $    379,624        0.8%
                                                 ------------      ------
                                                 $ 45,937,635      100.0%
                                                 ============      ======

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                                       AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                         ----------------------------------------------------------------------
                                 2001                    2000                      1999
                                 ----                    ----                      ----
                         DELINQUENT            DELINQUENT                DELINQUENT
                           AMOUNT                AMOUNT                    AMOUNT
                           (000'S)  PERCENTAGE  (000'S)     PERCENTAGE    (000'S)     PERCENTAGE
                           -------  ----------  -------     ----------    -------     ----------

         30-59 Days..... $1,001,038    2.2%    $  831,836      2.0%      $  791,325       2.6%
         60-89 Days..... $  687,141    1.5%    $  547,193      1.3%      $  471,838       1.5%
         90-179 Days.... $1,265,333    2.7%    $  930,066      2.3%      $  815,619       2.6%
                         ----------    ----    ----------      ----      ----------      -----
          Total......... $2,953,512    6.4%    $2,309,095      5.6%      $2,078,782       6.7%
                         ==========    ====    ==========      ====      ==========      =====

         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:


                                                               YEAR ENDED NOVEMBER 30,
                                                   -----------------------------------------------
                                                      2001              2000              1999
                                                      ----              ----              ----
                                                               (DOLLARS IN THOUSANDS)
                                                   -----------------------------------------------
         Average Receivables Outstanding.......    $46,172,045       $41,064,509       $31,554,086
         Gross Charge-Offs.....................    $ 2,801,998       $ 2,059,933       $ 1,955,514
         Gross Charge-Offs as an Annualized
            Percentage of Average Receivables
         Outstanding...........................           6.07%             5.02%             6.20%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                                    YEAR ENDED NOVEMBER 30,
                                              ---------------------------------
                                                 2001        2000       1999
                                                 ----        ----       ----
         Average Monthly Payment Rate......     15.98%      16.24%     16.73%
         Highest Monthly Payment Rate......     16.96%      17.25%     17.83%
         Lowest Monthly Payment Rate.......     14.83%      14.75%     15.19%


---------------------